                                                                                EXECUTION COPY

                       RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                                        as Purchaser,

                                             and

                               RESIDENTIAL FUNDING COMPANY, LLC

                                          as Seller

                             HOME EQUITY LOAN PURCHASE AGREEMENT

                                   Dated as of May 30, 2007

                                      Home Equity Loans

                                      TABLE OF CONTENTS

                                           EXHIBITS

Exhibit 1......       Group I Loan Schedule
Exhibit 2......       Group II Loan Schedule
Exhibit 3......       Standard & Poor's Predatory Lending Categories

               This HOME EQUITY LOAN PURCHASE  AGREEMENT (this  "Agreement"),  dated as of May
30, 2007, is made between  Residential  Funding  Company,  LLC (the "Seller") and  Residential
Funding Mortgage Securities II, Inc. (the "Purchaser").

                                    W I T N E S S E T H :

               WHEREAS,  the Seller owns Cut-off Date Loan Balances and the Related  Documents for the fixed-rate,  closed-end home equity mortgage loans (the "Group I Loans")  indicated on the Group I Loan  schedule,  attached as Exhibit 1 hereto (the "Group I Loan  Schedule"),  the adjustable rate,  revolving credit loans (the "Group II Loans" and,  together with the Group I
Loans, the "Home Equity Loans")  indicated on the Group II Loan schedule,  attached as Exhibit
2 hereto (the "Group II Loan  Schedule"),  including  rights to (a) any  property  acquired by foreclosure  or deed in  lieu  of  foreclosure  or  otherwise,  and  (b) the  proceeds  of any insurance policies covering the Home Equity Loans;

               WHEREAS,  the parties  hereto desire that the Seller sell the Cut-off Date Loan
Balances of the Home Equity  Loans to the  Purchaser  pursuant to the terms of this  Agreement together  with the Related  Documents  on the Closing  Date,  and  thereafter  all  Additional
Balances created on or after the Cut-off Date;

               WHEREAS,  pursuant to the terms of the Servicing Agreement, the Master Servicer will service the Home Equity Loans directly or through one or more Subservicers;

               WHEREAS,  pursuant to the terms of the Trust Agreement, the Purchaser will sell the Home Equity Loans to the Issuer in exchange for the cash proceeds of the Securities;

               WHEREAS,  pursuant to the terms of the Trust  Agreement,  the Issuer will issue and transfer to or at the direction of the Purchaser, the Certificates; and

               WHEREAS,  pursuant  to the terms of the  Indenture,  the Issuer  will issue and transfer  to or at the  direction  of the  Purchaser,  the Notes,  secured by the Home  Equity
Loans.

               NOW, THEREFORE, in consideration of the mutual covenants herein contained,  the parties hereto agree as follows:

ARTICLE I

                                         DEFINITIONS

Section 1.1....Definitions.  For all  purposes of this Home Equity  Loan  Purchase  Agreement, except as  otherwise  expressly  provided  herein or unless the  context  otherwise  requires, capitalized  terms not  otherwise  defined  herein  shall have the  meanings  assigned to such terms  in the  Definitions  contained  in  Appendix  A to the  Indenture  dated as of the date hereof (the  "Indenture"),  between  Home Equity Loan Trust  2007-HSA3,  as Issuer and LaSalle
Bank National  Association,  as Indenture Trustee,  which is incorporated by reference herein.
All other capitalized terms used herein shall have the meanings specified herein.

ARTICLE II

                       SALE OF HOME EQUITY LOANS AND RELATED PROVISIONS

Section 2.1     Sale of Home Equity Loans.

(a)     The Seller,  by the  execution  and  delivery  of this  Agreement,  does hereby  sell, assign, set over, and otherwise convey to the Purchaser,  without recourse,  all of its right, title and interest in, to and under the following,  and wherever located:  (i) the Home Equity
Loans  (including  without  limitation  the  Cut-off  Date Loan  Balances  and all  Additional
Balances  created  on and after the  Cut-off  Date;  provided,  however,  that  following  the occurrence of an  Amortization  Event,  any subsequent  loan balance  represented by each Draw and interest  thereon will not be deemed  transferred  to the Issuer,  and the Seller (in such event)  shall  retain  ownership  of each  loan  balance  represented  by each  such Draw made thereafter  and  interest  thereon),  all interest  accruing  thereon and all  collections  in respect  thereof  received on or after the Cut-off Date;  (ii)  property  which secured a Home
Equity Loan and which has been acquired by foreclosure or deed in lieu of  foreclosure;  (iii)
the  interest of the Seller in any  insurance  policies  in respect of the Home Equity  Loans;
and (iv) all  proceeds  of the  foregoing;  provided,  however,  that the  Purchaser  does not assume the obligation  under each Loan Agreement  relating to a Group II Loan to fund Draws to the Mortgagor  thereunder,  and the Purchaser  shall not be obligated or permitted to fund any such  Draws,  it being  agreed  that the Seller  will  retain the  obligation  to fund  future
Draws.  Such  conveyance  shall be deemed to be made:  (1) with  respect to the  Cut-off  Date
Loan Balances,  as of the Closing Date; and (2) with respect to the amount of each  Additional
Balance  created on or after the Cut-off  Date,  as of the later of the  Closing  Date and the date that the corresponding  Draw was made pursuant to the related Loan Agreement,  subject to the receipt by the Seller of  consideration  therefor as provided  herein  under clause (b) of
Section 2.2.

(b)     In connection with such conveyance,  the Seller further agrees, at its own expense, on or prior to the Closing  Date with  respect to the Loan  Balance of the Home  Equity  Loans to indicate in its books and records that the Home Equity  Loans have been sold to the  Purchaser pursuant to this  Agreement  and to deliver to the Purchaser  the Group I Loan  Schedule,  and the Group II Loan  Schedule.  Such Group I Loan Schedule and Group II Loan  Schedule  shall be marked  as  Exhibit  1  and  Exhibit  2,  respectively,  to  this  Agreement  and  are  hereby incorporated into and made a part of this Agreement.

(c)     On or before the Closing Date, in connection with such  conveyance by the Seller,  the
Seller shall on behalf of the  Purchaser  (1) with  respect to each Home Equity Loan,  deliver to the Master  Servicer  (or an  Affiliate of the Master  Servicer)  each of the  documents or instruments  described  in clause  (ii) below (and the  Master  Servicer  shall hold (or cause such  Affiliate to hold) such  documents or  instruments  in trust as agent for the  Indenture
Trustee for the  benefit of the  Noteholders  and the Credit  Enhancer),  (2) with  respect to each MOM Loan,  deliver to, and deposit  with,  the  respective  Custodian,  the  documents or instruments  described  in clauses  (i) and (v) below,  (3) with  respect to each Home  Equity
Loan that is not a MOM Loan but is  registered  on the MERS(R)System,  deliver to, and deposit with, the respective  Custodian,  the documents or instruments  described in clauses (i), (iv)
and (v) below and (4) with  respect  to each  Home  Equity  Loan that is not a MOM Loan and is not registered on the MERS(R)System,  deliver to, and deposit with,  the respective  Custodian, the documents or instruments described in clauses (i), (iii), (iv) and (v) below.

(i)     The original  Mortgage Note,  including the related Loan Agreement,  endorsed  without recourse  to the  Indenture  Trustee and showing an  unbroken  chain of  endorsement  from the originator  thereof to the Person  endorsing it or, with respect to any Home Equity Loan as to which the original  Mortgage Note has been  permanently  lost,  misplaced or destroyed and has not been  replaced,  a Lost Note  Affidavit from the Program Seller or the Seller stating that the original  Mortgage  Note was lost,  misplaced or  destroyed,  together  with a copy of the related Mortgage Note.

(ii)    The  original  Mortgage,  noting the  presence  of the MIN of the Home Equity Loan and language  indicating  that the Home Equity Loan is a MOM Loan if the Home Equity Loan is a MOM
Loan,  with  evidence of  recording  thereon,  or, if the  original  Mortgage has not yet been returned  from  the  public  recording  office,  a copy  of such  Mortgage  with  evidence  of recording  indicated  thereon in the event the  recording  office keeps the original or if the original is lost,  or if the  original  or a copy of the  original  Mortgage  has not yet been returned from the public recording office, a copy of the original Mortgage.

(iii)   Assignments (which may be included in one or more blanket  assignments if permitted by applicable  law) of the Mortgage  recorded to "LaSalle Bank National  Association as indenture trustee"  c/o the Seller  (or to MERS,  if the Home  Equity  Loan is  registered  on the MERS(R)
System and noting the presence of a MIN) at an address specified by the Seller.

(iv)    Originals of any intervening  assignments of the Mortgage,  with evidence of recording thereon,  or a copy of such intervening  assignment,  with evidence of recording thereon,  or, if the original of any such  intervening  assignment has not yet been returned from the public recording office, a copy of such original intervening assignment.

(v)     A copy of each assumption,  modification,  consolidation or substitution agreement, if any, relating to the Home Equity Loan.

               Within  the time  period  for the  review of each  Custodial  File set forth in
Section 2.3 of the Custodial  Agreement,  the Custodian  shall notify the Master  Servicer and the Credit  Enhancer of any  document or  documents  constituting  a part of a Custodial  File which are  missing or  defective  in respect of the items  reviewed  as  described  in Section
2.3(b) of the Custodial Agreement;  provided,  that if the defect or missing item with respect to a Home Equity Loan related to such  Custodial  File is listed on Schedule A of Exhibit 1 of the Custodial  Agreement,  no notification shall be necessary.  As set forth in Section 2.3 of the Custodial  Agreement,  the Custodian shall deliver to the Indenture Trustee and the Credit
Enhancer  a  certificate  (the  "Interim  Certification")  to the  effect  that all  documents required to be delivered  pursuant to this  Subsection  2.1(c) have been executed and received and that  such  documents  relate  to the Home  Equity  Loans  identified  on the Group I Loan
Schedule  or  Group  II Loan  Schedule,  except  for any  exceptions  listed  on such  Interim
Certification.  If such omission or defect  materially and adversely  affects the interests in the related Home Equity Loan of the  Noteholders or the Credit  Enhancer,  the Master Servicer
shall  promptly  notify  the  Seller  (provided  that a  Custodial  File will not be deemed to contain a defect for an  unrecorded  assignment  under  clause  (iii)  above if the Seller has submitted such  assignment for recording or if such  assignment is not required to be recorded pursuant  to the terms of the  following  paragraph),  the  Seller  shall  cure  such  defect, repurchase  the related Home Equity Loan at the  Repurchase  Price or  substitute  an Eligible
Substitute  Loan for the  related  Home  Equity  Loan upon the same terms and  conditions  set forth in Section 3.1(d) hereof for breaches of  representations  and warranties as to the Home
Equity  Loans.  With  respect  to  any  missing  Loan  Agreements  referred  to in  Subsection
3.1(b)(xxxi)  and  Subsection  3.1(c)(xxxiv),  the Seller  shall have 60 days from the Closing
Date to deliver the documents  referred to in this Subsection  2.1(c).  If such documents have not been delivered  within 60 days,  the Seller shall  repurchase the related Home Equity Loan or  substitute  an Eligible  Substitute  Loan for the  related  Home Equity Loan upon the same terms and conditions set forth in Section  3.1(d) hereof for breaches of  representations  and warranties  as to the Home Equity Loans.  If a material  defect in any of the documents in the
Mortgage  File held by the  Master  Servicer  (or an  Affiliate  of the  Master  Servicer)  is
discovered  which may  materially  and  adversely  affect the value of the related Home Equity
Loan, or the  interests of the  Noteholders  or the Credit  Enhancer in such Home Equity Loan, including  the  Seller's  failure to deliver  such  documents  to the Master  Servicer  (or an
Affiliate of the Master  Servicer) on behalf of the Indenture  Trustee,  the Seller shall cure such defect,  repurchase  the related Home Equity Loan at the  Repurchase  Price or substitute an Eligible  Substitute  Loan therefor upon the same terms and conditions set forth in Section
3.1(d) hereof for breaches of representations and warranties as to the Home Equity Loans.

               Within 60 days  after the  receipt  by the  Master  Servicer  of the  recording information  necessary to complete the  recording  of each of the  assignments  referred to in clause (iii) above,  the Seller at its own expense shall  complete,  or cause to be completed, in the name of the  Indenture  Trustee,  and shall submit each such  assignment  for recording in the appropriate  public office for real property  records each of the assignments  referred to in clause  (iii)  above.  While such  assignment  to be  recorded  is being  recorded,  the
Custodian  shall  retain  a  photocopy  of  such  assignment.  If any  assignment  is  lost or returned  unrecorded to the Custodian  because of any defect  therein,  the Seller is required to prepare a substitute  assignment  or cure such  defect,  as the case may be, and the Seller
shall   cause  such   assignment   to  be  recorded  in   accordance   with  this   paragraph.
Notwithstanding  the  foregoing,  as to any Home Equity Loan where the Seller is the  assignee of record of the  Mortgage,  the  assignment  referred  to in clause  (iii) above shall not be required  to be  completed  and  submitted  for  recording  (a) if an  Opinion  of  Counsel is provided  in form  and  substance  satisfactory  to the  Credit  Enhancer  and to each  Rating
Agency,  to the effect that such  recordation  of the  assignment  referred to in clause (iii)
above  (completed  in the name of the  Indenture  Trustee) is not  required  (i) to effect the sale  and  conveyance  of the Home  Equity  Loan by the  Seller  to the  Depositor  and by the
Depositor to the Issuer,  or the granting and perfecting of the security  interest in the Home
Equity  Loan to the  Indenture  Trustee as  provided  in the  Indenture  or (ii) to defeat any ownership,  security  interest or other  adverse claim to the Home Equity Loan by any creditor of the Seller or the  Depositor  by any  purported  transferee  of such Home  Equity Loan in a purported  transfer  thereof  by the  Seller  or the  Depositor  subsequent  to such  sale and conveyance or (b) if MERS is identified on the Mortgage or on a properly  recorded  assignment of the  Mortgage  as the  mortgagee  of  record  solely  as  nominee  for the  Seller  and its successors and assigns.

               In instances where an original Mortgage or any original intervening  assignment of Mortgage  was not, in  accordance  with clause (ii) or (iv) above,  delivered by the Seller to the Custodian prior to or  concurrently  with the execution and delivery of this Agreement, the Seller will  deliver or cause to be  delivered  the  originals  of such  documents to such
Custodian promptly upon receipt thereof.

               In connection  with the  assignment  of any Home Equity Loan  registered on the
MERS(R)System,  the  Purchaser  further  agrees that it will  cause,  at the  Purchaser's  own expense,  within 30 Business  Days after the Closing  Date,  the MERS(R)System to indicate that such  Home  Equity  Loan has been  assigned  by the  Purchaser  to the  Indenture  Trustee  in accordance  with this Agreement for the benefit of the  Noteholders and the Credit Enhancer by including (or deleting,  in the case of Home Equity Loans which are  repurchased in accordance with this  Agreement) in such computer  files (a) the code in the field which  identifies  the specific  Indenture  Trustee and (b) the code in the field "Pool Field" which  identifies  the series of the Notes issued in connection  with such Home Equity Loans.  The Purchaser  further agrees that it will not, and will not permit the Master  Servicer to, and the Master  Servicer agrees that it will not,  alter the codes  referenced  in this  paragraph  with respect to any
Home Equity Loan during the term of this  Agreement  unless and until such Home Equity Loan is repurchased in accordance with the terms of this Agreement.

               The  Purchaser  hereby  acknowledges  its  acceptance  of all right,  title and interest to the property, conveyed to it pursuant to this Section 2.1.

(d)     The parties hereto intend that the transactions set forth herein  constitute a sale by the Seller to the Purchaser of all the Seller's  right,  title and interest in and to the Home
Equity  Loans  and other  property  as and to the  extent  described  above.  In the event the transactions  set forth herein are deemed not to be a sale,  the Seller  hereby  grants to the
Purchaser a security  interest in all of the  Seller's  right,  title and  interest in, to and under the Home Equity Loans and all accounts,  chattel papers,  general  intangibles,  payment
intangibles,   contract  rights,  certificates  of  deposit,  deposit  accounts,  instruments, documents,  letters of credit, money, advices of credit,  investment property, goods and other property  consisting  of,  arising  under or related to the Home  Equity  Loans and such other property,  to secure all of the  Seller's  obligations  hereunder,  and this  Agreement  shall constitute a security  agreement  under  applicable law. The Seller agrees to take or cause to be taken such actions and to execute such documents,  including without  limitation the filing of all  necessary  UCC-1  financing  statements  filed in the State of  Minnesota  or Delaware
(which  shall  have been  submitted  for  filing as of the  Closing  Date),  any  continuation statements  with respect  thereto and any amendments  thereto  required to reflect a change in the name or legal  structure  of the Seller or the filing of any  additional  UCC-1  financing statements  due to the change in the  principal  office of the  Seller,  as are  necessary  to perfect and  protect  the  Purchaser's  interests  in each Home  Equity Loan and the  proceeds thereof.

Section 2.2....Payment of Purchase Price.

(a)     The "Purchase  Price" for the Home Equity Loans  (including the  Additional  Balances)
shall be (1) an amount equal to  $795,914,715.87  for the Home Equity  Loans,  in  immediately available  funds,  together  with the  Certificates,  in  respect  of the  Cut-off  Date  Loan
Balances  thereof  and (2) in the  case  of  each  Additional  Balance  transferred  hereunder created on or after the Cut-off  Date,  the  principal  amount of the  related  Draw under the
Loan  Agreement  on the  later  of the  Closing  Date  and the  date of the  creation  of such
Additional Balance.

(b)     In  consideration  of the  sale of the  Home  Equity  Loans  from  the  Seller  to the
Purchaser on the Closing Date,  the  Purchaser  shall pay to the Seller on the Closing Date by wire transfer of immediately  available funds to a bank account  designated by the Seller, the amount  specified  above in clause  (a)(1)  for each Home  Equity  Loan;  provided,  that such payment  may be on a net  funding  basis if  agreed  by the  Seller  and the  Purchaser.  With respect to each Additional  Balance  transferred  hereunder with respect to any Group II Loan, the Issuer as  assignee  of the  Purchaser  shall pay or cause to be paid to the Seller or its designee  the  portion  of the  Purchase  Price  specified  above in  clause  (a)(2)  for such
Additional  Balance  in one of the  following  ways,  as  applicable:  (i) for any  Collection
Period prior to the  Collection  Period during which the Revolving  Period ends, so long as an
Amortization  Event has not occurred,  (a) a cash payment  pursuant to Section  3.03(b) of the
Servicing  Agreement and Section  2.2(a)(2)  hereof in an amount equal to the related Draw, if then available from Principal  Collections  during the related  Collection  Period on the Home
Equity Loans,  and (b) to the extent  aggregate  Draws exceed  Principal  Collections for such
Collection  Period,  an increase in the  aggregate  principal  amount of the Variable  Funding
Notes or an issuance of new variable  funding notes, as of the Payment Date  corresponding  to the Collection Period in which such Additional  Balances were created,  equal to the amount by which Additional  Balances  exceeded  Principal  Collections for such Collection  Period,  and
(ii) for the  Collection  Period during which the Revolving  Period ends,  and any  Collection
Period  thereafter,  so long as an  Amortization  Event has not  occurred,  an increase in the aggregate  principal  amount of Variable  Funding Notes or an issuance of new variable funding notes as of each Payment Date in an aggregate  amount equal to the total of the related  Draws for the corresponding Collection Period.

Section 2.3     Reserved.

Section 2.4     Variable Funding Notes on or after the Closing Date.

               Subject to Section  4.02 of the  Indenture,  if at any time,  the Seller  holds
Variable  Funding  Notes  that  have  reached  the  Maximum   Variable  Funding  Balance,   as
applicable,  and to the  extent  that the same  are  exchanged  for  Capped  Funding  Notes in accordance  with Section  4.01(d) of the Indenture,  the Purchaser  agrees that,  upon written request made by the Seller at any time, the Purchaser  shall use its best  reasonable  efforts to cause such  Capped  Funding  Notes held by the  Seller to be  registered  for resale by the
Seller  pursuant to an effective  registration  statement filed by the Purchaser in accordance with, and meeting all  requirements  of, the Securities  Act. The Purchaser shall use its best reasonable  efforts to cause such  registration  statement to become effective with respect to such Capped  Funding Notes as soon as practicable  within a mutually  agreed  reasonable  time period after the Seller's request.  It is contemplated  that such registration  statement will be the shelf  registration  statement  pursuant to which the Term Notes  issued on the Closing
Date are to be  offered,  or one  substantially  similar  thereto.  In  connection  with  such registration  statement  and  offering,  the Seller shall  reimburse  the  Purchaser for costs related  thereto  including  registration  fees,  printing  fees,  rating  fees,  legal  fees, accountant's  fees, blue sky registration fees and expenses (if any),  related expenses of the
Credit Enhancer and other  out-of-pocket  costs, if any. In connection with such  registration statement  and related  prospectus,  the Seller shall  provide the  Purchaser  with an updated
Group  I Loan  Schedule  or  Group  II Loan  Schedule  and all  other  information  reasonably necessary  to assure that the  statements  in the  prospectus  with respect to the Home Equity
Loans and the Seller  (including  in its  capacity as  servicer of the Home Equity  Loans) are complete  and correct in all material  respects as of the date of sale of such Capped  Funding
Notes by the Seller.  In addition,  the Seller shall  provide,  or arrange to be provided,  to the Purchaser such additional  agreements,  opinions and  certifications  as may be reasonably
requested  by  the  Credit  Enhancer.   The  registration  statement  shall  not  include  any
information  with  respect to the Credit  Enhancer,  except for  information  approved  by the
Credit Enhancer for use therein.

Section 2.5     Draws After an Amortization Event.

               In the event that an Amortization  Event occurs, any Draws made on the Group II
Loans  thereafter  shall  not  be  deemed  to be  "Additional  Balances"  hereunder,  and  the
ownership  of  the  related   balances   shall  be  retained  by  the  Seller.   Following  an
Amortization  Event, on any Payment Date, with respect to the related  Collection  Period, all
Interest  Collections and Principal  Collections in respect of each  individual  Group II Loan shall be  allocated  on a pro rata basis as between  the Issuer and the  Seller,  based on the relative  proportions  of the Loan Balance and the Excluded  Amount,  respectively,  as of the end of the calendar month  immediately  prior to such Collection  Period.  Any losses incurred with  respect  to any  individual  Group II Loan  following  an  Amortization  Event  shall be allocated  on a pro rata basis  between the Issuer and the Seller,  based on the Loan  Balance and the  Excluded  Amount  thereof  as of the  date of  liquidation  of such  Group  II  Loan.
Notwithstanding  any other provision  hereof or of the Servicing  Agreement,  the payments and collections  allocable to the Excluded  Amount need not be deposited in the Custodial  Account and shall not be deposited in the  Certificate  Distribution  Account or the Payment  Account,
and shall be  distributed  by the  Master  Servicer  to the Seller  not less  frequently  than monthly in accordance with reasonable instructions provided by the Seller.

ARTICLE III

                     REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.1....Seller  Representations  and Warranties.  The Seller represents and warrants to the Purchaser and to the Credit  Enhancer,  as of the Closing Date (or if otherwise  specified below, as of the date so specified):

(a)     As to the Seller:

(i)     The Seller is a limited  liability  company duly  organized,  validly  existing and in good standing under the laws  governing its creation and  existence,  and has the power to own its assets and to  transact  the  business  in which it is  currently  engaged.  The Seller is duly qualified to do business as a foreign limited  liability  company and is in good standing in each  jurisdiction  in which the  character of the business  transacted by it or properties owned or leased by it  requires  such  qualification  and in which the  failure  to so qualify would  have a  material  adverse  effect on the  business,  properties,  assets  or  condition
(financial or other) of the Seller;

(ii)    The Seller has the power and  authority  to make,  execute,  deliver  and  perform its obligations  under  this  Agreement  and  all  of the  transactions  contemplated  under  this
Agreement,  and has taken all  necessary  action to  authorize  the  execution,  delivery  and performance of this  Agreement.  When executed and delivered,  this Agreement will  constitute the legal,  valid and binding  obligation of the Seller  enforceable  in  accordance  with its terms,  except as  enforcement  of such  terms may be  limited by  bankruptcy,  insolvency  or
similar  laws  affecting  the   enforcement  of  creditors'   rights   generally  and  by  the
availability of equitable remedies;

(iii)   The Seller is not  required to obtain the consent of any other  Person or any consent,
license,   approval  or  authorization   from,  or  registration  or  declaration   with,  any
governmental  authority,  bureau  or  agency  in  connection  with  the  execution,  delivery, performance,  validity  or  enforceability  of  this  Agreement,  except  for  such  consents, license,  approvals or  authorization,  or  registration  or  declaration,  as shall have been obtained or filed, as the case may be;

(iv)    The execution and delivery of this Agreement and the  performance of the  transactions contemplated  hereby by the Seller will not  violate  any  provision  of any  existing  law or regulation  or any order or decree of any court  applicable  to the Seller or any provision of the  certificate  of  formation  or limited  liability  company  agreement  of the Seller,  or constitute  a material  breach of any  mortgage,  indenture,  contract or other  agreement  to which the Seller is a party or by which the Seller may be bound;

(v)     No  litigation  or  administrative  proceeding  of or before  any court,  tribunal  or governmental  body  is  currently  pending,  or to the  knowledge  of the  Seller  threatened, against  the  Seller  or any of its  properties  or  with  respect  to this  Agreement  or the
Certificates  which in the opinion of the Seller has a reasonable  likelihood  of resulting in a material adverse effect on the transactions contemplated by this Agreement;

(vi)    This  Agreement  constitutes  a legal,  valid and  binding  obligation  of the Seller, enforceable  against the Seller in accordance with its terms,  except as enforceability may be limited by  applicable  bankruptcy,  insolvency,  reorganization,  moratorium or other similar laws now or hereafter in effect  affecting the  enforcement  of  creditors'  rights in general and except as such  enforceability  may be limited by general  principles  of equity  (whether considered in a proceeding at law or in equity);

(vii)   This  Agreement  constitutes a valid  transfer and  assignment to the Purchaser of all right,  title and  interest  of the  Seller in and to the  Cut-off  Date  Loan  Balances  with respect to the Home Equity Loans,  all monies due or to become due with respect  thereto,  and all  proceeds of such  Cut-off  Date Loan  Balances  with respect to the Home Equity Loans and such  funds as are  from  time to time  deposited  in the  Custodial  Account  (excluding  any investment  earnings  thereon) as assets of the Trust and all other property  specified in the definition  of "Trust" as being part of the corpus of the Trust  conveyed to the  Purchaser by the Seller,  and upon payment for the Additional  Balances,  will  constitute a valid transfer and  assignment to the Purchaser of all right,  title and interest of the Seller in and to the
Additional  Balances,  all monies due or to become due with respect thereto,  and all proceeds of such  Additional  Balances and all other  property  specified in the  definition of "Trust"
relating to the Additional Balances;

(viii)  The Seller is not in default  with  respect to any order or decree of any court or any order,  regulation or demand or any federal,  state,  municipal or governmental  agency, which default might have  consequences  that would  materially  and  adversely  affect the condition
(financial  or other) or  operations  of the Master  Servicer or its  properties or might have consequences that would materially adversely affect its performance hereunder; and

(ix)    The  Seller  is a member of MERS in good  standing,  and will  comply in all  material respects  with the  rules and  procedures  of MERS in  connection  with the  servicing  of the
Mortgage Loans that are registered with MERS.

(b)     As to the Group I Loans (unless otherwise  specified,  all percentages in this Section
3.1(b) are by Cut-off Date Principal Balance):

(i)     As of the Cut-off  Date,  no Group I Loan is 30 days or more  Delinquent in payment of principal and interest;

(ii)    The  information  set forth in the Group I Loan  Schedule with respect to each Group I
Loan or the Group I Loans,  as the case may be, is true and correct in all  material  respects at the date or dates respecting which such information is furnished;

(iii)   There is no right of rescission,  valid offset,  defense, claim or counterclaim of any
obligor  under  any  Mortgage  Note  or  Mortgage   except  as  may  be  provided   under  the
Servicemembers Civil Relief Act, as amended;

(iv)    There is no delinquent  recording or other tax or fee or  assessment  lien against any related Mortgaged Property;

(v)     There is no proceeding pending or threatened for the total or partial  condemnation of the related Mortgaged Property;

(vi)    There are no  mechanics'  or similar  liens or claims  which have been filed for work, labor or material  affecting the related  Mortgaged  Property which are, or may be liens prior or equal to, or subordinate with, the lien of the related Mortgage;

(vii)   For each Group I Loan,  the related  Custodial  File  contains or will contain each of the documents and instruments specified to be included therein;

(viii)  The related  Mortgage  Note and the related  Mortgage at the time it was made complied in all material respects with applicable  local,  state and federal laws,  including,  but not limited to, all applicable  anti-predatory  lending laws and the  Constitution of the State of
Texas;

(ix)    A policy of title  insurance in the form and amount  required by the Program Guide was effective  as of the  closing of each Group I Loan and each such  policy is valid and  remains in full force and effect,  unless the  Mortgaged  Property is located in the State of Iowa and an  attorney's  certificate  has been  provided in accordance  with the Program  Guide,  and a title search or other assurance of title customary in the relevant  jurisdiction  was obtained with  respect  to each  Mortgage  Loan as to which no title  insurance  policy or  binder  was issued;

(x)     With respect to each Group I Loan,  the ratio,  expressed as a percentage,  of (A) the sum of (i) the Cut-off Date  Principal  Balance of such Group I Loan and (ii) any  outstanding principal  balance,  as of the Cut-off Date, of all other mortgage loans,  if any,  secured by senior or subordinate  liens on the related  Mortgaged  Property,  to (B) the Appraised Value, or,  to the  extent  permitted  by the  Program  Guide,  the  Stated  Value of such  Mortgaged
Property, was not in excess of 100%;

(xi)    The physical  property  subject to each Mortgage is free of material  damage and is in good repair;

(xii)   The Seller has not  received a notice of default of any senior  mortgage  loan related to a  Mortgaged  Property  which  has  not  been  cured  by a party  other  than  the  related
Subservicer;

(xiii)  The Loan  Rate on each  Group I Loan  will be  fixed.  No Group I Loan is  subject  to negative amortization;

(xiv)   No more than 25.0% and 10.7% of the Group I Loans are secured by Mortgaged  Properties located in California and Florida, respectively;

(xv)    Immediately  prior to the  assignment of the Group I Loans to the  Indenture  Trustee, the Seller  had good title to, and was the sole owner of,  each Group I Loan free and clear of any  pledge,  lien,  encumbrance  or  security  interest  (other  than a  first  lien  on such
Mortgaged  Property and the rights to servicing and related  compensation) and such assignment validly  transfers  ownership of the Group I Loans to the Indenture  Trustee free and clear of any  pledge,  lien,  encumbrance  or  security  interest  (other  than a  first  lien  on such
Mortgaged Property and the rights to servicing and related compensation);

(xvi)   Approximately 63.9% of the Group I Loans are balloon loans;

(xvii)  No Group I Loan will have a remaining  term to stated  maturity as of the Cut-off Date of less than 58 months.  The weighted  average  remaining term to stated maturity of the Group
I Loans as of the  Cut-off  Date  will be  approximately  220  months.  The  weighted  average original  term to maturity of the Group I Loans as of the Cut-off  Date will be  approximately
221  months.  Approximately  0.1% of the  Group I Loans  are  fully-amortizing  and will  have original terms to maturity of  approximately  five years,  with a weighted  average  remaining term to stated  maturity  of such  Group I Loans of  approximately  60  months.  Approximately
0.3% of the Group I Loans are  fully-amortizing  and will have  original  terms to maturity of approximately  ten years,  with a weighted  average  remaining term to stated maturity of such
Group I Loans  of  approximately  118  months.  Approximately  4.7% of the  Group I Loans  are fully-amortizing  and will have original  terms to maturity of  approximately  fifteen  years, with a  weighted  average  remaining  term  to  stated  maturity  of such  Group  I  Loans  of approximately 179 months.  Approximately  0.9% of the Group I Loans are  fully-amortizing  and will have original terms to maturity of  approximately  twenty years,  with a weighted average remaining  term to  stated  maturity  of  such  Group I Loans  of  approximately  238  months.
Approximately 7.7% of the Group I Loans are  fully-amortizing  and will have original terms to maturity of approximately  twenty-five or more years,  including  approximately 7.4% that have original terms to maturity of approximately  thirty years,  with a weighted average  remaining term to stated  maturity  of such Group I Loans of  approximately  356  months.  Approximately
63.9% of the  Group I Loans  are  balloon  loans  will  have  original  terms to  maturity  of approximately fifteen years based on 30-year amortization  schedules,  with a weighted average remaining term to stated maturity of 179 months;

(xviii) [Reserved];

(xix)   Other than with respect to a payment default,  there is no material  default,  breach, violation or event of  acceleration  existing under the terms of any Mortgage Note or Mortgage and no event which,  with notice and expiration of any grace or cure period,  would constitute a  material  default,  breach,  violation  or event of  acceleration  under  the  terms of any
Mortgage  Note or  Mortgage,  and no such  material  default,  breach,  violation  or event of acceleration  has been waived by the Seller or by any other entity  involved in originating or servicing a Group I Loan;

(xx)    For each Group I Loan,  hazard  insurance and flood  insurance has been obtained which meets all applicable  requirements of Section 3.04 of the Servicing  Agreement,  or the Master
Servicer will obtain  blanket  coverage in respect  thereof as  contemplated  in the Servicing
Agreement;

(xxi)   Each  Mortgage  Note and each  Mortgage is an  enforceable  obligation  of the related
Mortgagor;

(xxii)  No instrument  of release or waiver has been  executed in connection  with the Group I
Loans,  and no  Mortgagor  has been  released,  in whole or in part  from its  obligations  in connection with a Group I Loan;

(xxiii) With  respect to each Group I Loan that is a second  lien,  either (i) no consent  for the Group I Loan was  required  by the holder of the related  prior lien or (ii) such  consent has been obtained and is contained in the Custodial File;

(xxiv)  None of the Mortgaged  Properties is a mobile home or a manufactured housing unit that is not permanently attached to its foundation;

(xxv)   Each Group I Loan constitutes a qualified mortgage under Section  860G(a)(3)(A) of the
Code  and  Treasury  Regulations  Section  1.860G-2(a)(1),  (2),  (4),  (5) and  (6),  without reliance  on  the  provisions  of  Treasury  Regulation  Section  1.860G-2(a)(3)  or  Treasury
Regulation  Section  1.860G-2(f)(2)  or any other provision that would allow a Group I Loan to be treated as a "qualified  mortgage"  notwithstanding its failure to meet the requirements of
Section  860G(a)(3)(A) of the Code and Treasury Regulation Section  1.860G-2(a)(1),  (2), (4),
(5) and (6);

(xxvi)  Approximately  95.2% of the Group I Loans are actuarial  mortgage  loans,  on which 30 days of  interest  is  owed  each  month  irrespective  of the day on  which  the  payment  is received;

(xxvii) As of the Cut-off Date,  the Loan Rates of the Group I Loans range between  5.550% per annum and 18.675% per annum,  with a weighted average Loan Rate of approximately  10.7858% per annum;

(xxviii).......Approximately  99.87% of the Group I Loans are secured by second  liens and the remainder are secured by first liens;

(xxix)  [Reserved];

(xxx)   (A) Each  Mortgaged  Property  with respect to the Group I Loans  consists of a single parcel of real property with a single family residence erected thereon,  a two-to-four  family residence  erected  thereon,  or improved by an  individual  condominium  unit,  planned  unit development,  townhouse  or  manufactured  home;  (B) with  respect to the Group I Loans,  (i)
approximately  35.66%  of the  Group  I  Loans  are  secured  by  real  property  improved  by
individual   condominium   units,   planned  unit   developments   (attached  and   detached),
townhouses/rowhouses  or manufactured  homes, (ii)  approximately  56.29% of the Group I Loans are  secured  by real  property  with a single  family  residence  erected  thereon  and (iii)
approximately  8.06% of the Group I Loans are  secured  by real  property  with a  two-to-four family residence;

(xxxi)  Four of the Mortgage Notes of the Group I Loans are missing from the Custodial File;

(xxxii) None of the Group I Loans are secured by a leasehold interest;

(xxxiii).......None of the  proceeds of the Group I Loans were used to finance the purchase of single  premium  credit  insurance  policies and none of the Group I Loans contain  prepayment penalties that extend beyond five years after the date of origination;

(xxxiv) None of the Group I Loans  are  loans  that,  under  applicable  state or local law in effect  at the time of  origination  of such  loan,  are  referred  to as (1)  "high  cost" or
"covered" loans or (2) any other similar  designation if the law imposes greater  restrictions or  additional  legal  liability for  residential  mortgage  loans with high  interest  rates, points and/or fees;

(xxxv)   The Seller has not  transferred the Group I Loans to the Purchaser with any intent to hinder, delay or defraud creditors;

(xxxvi) Each Subservicer meets all applicable  requirements under the Servicing Agreement,  is properly  qualified  to  service  the Group I Loans and has been  servicing  the Group I Loans prior to the Cut-off Date in accordance with the terms of the Subservicing Agreement;

(xxxvii)       All of the Group I Loans have been underwritten in substantial  compliance with the criteria set forth in the Program Guide;

(xxxviii)       The  proceeds of each Group I Loan have been fully  disbursed  and there is no requirement for future advances thereunder;

(xxxix) The Mortgage  contains a customary  provision for the  acceleration  of the payment of the unpaid principal balance of the Group I Loan in the event the related  Mortgaged  Property is sold without the prior consent of the mortgagee thereunder;

(xl)    With  respect to Group I Loans  originated  more than 12 months  prior to the  Cut-off
Date  none of the  obligors  under  such  Group I  Loans  were  the  subject  of a  bankruptcy proceeding;

(xli)   No Group I Loan is a High Cost Loan or Covered Loan, as applicable  (as such terms are defined in the then  current  Standard & Poor's  LEVELS(R)Glossary  which is now Version  6.0,
Appendix E (attached hereto as Exhibit 3));  provided that no  representation  and warranty is made in this clause  3.1(b)(xli)  with  respect to 0.17% of the Group I Loans (by  outstanding principal  balance  as of the  Cut-off  Date)  secured  by  property  located  in the State of
Kansas,  and with respect to 0.05% of the Group I Loans (by outstanding  principal  balance as of the Cut-off Date) secured by property located in the State of West Virginia;

(xlii)  No Group I Loan  originated  on or after  October  1,  2002  through  March 6, 2003 is governed by the Georgia Fair Lending Act;

(xliii) None of the Group I Loans were  subject to the Home  Ownership  and Equity  Protection
Act of 1994;

(xliv)  None of the Mortgage Loans are reverse mortgage loans; and

(xlv)   No more  than  0.1% of the Group I Loans  have  been 60 to 89 days  delinquent  in the payment of principal or interest during the twelve months preceding the Cut-off Date.

(c)     As to the Group II Loans (unless otherwise specified,  all percentages in this Section
3.1(c) are by Cut-off Date Principal Balance):

(i)     The  information set forth in the Group II Loan Schedule with respect to each Group II
Loan or the Group II Loans,  as the case may be, is true and correct in all material  respects as of the date or dates respecting which such information is furnished;

(ii)    The Cut-off Date Loan Balances have not been assigned or pledged,  the Seller has good and  marketable  title  thereto  and the Seller is the sole  owner and holder of such  Cut-off
Date Loan Balances free and clear of any and all liens,  claims,  encumbrances,  participation interests,  equities,  pledges, charges of security interests of any nature and has full right and authority,  under all  governmental  and regulatory  bodies having  jurisdiction  over the ownership  of the  applicable  Group II Loans to sell and  assign  the same  pursuant  to this
Agreement;

(iii)   The related  Mortgage  Note and the Mortgage  have not been  assigned or pledged,  the
Seller has good and  marketable  title  thereto and the Seller is the sole owner and holder of the Group II Loan free and clear of any and all  liens,  claims,  encumbrances,  participation interests,  equities,  pledges, charges of security interests of any nature and has full right and authority,  under all  governmental  and regulatory  bodies having  jurisdiction  over the ownership  of the  applicable  Group II Loans to sell and  assign  the same  pursuant  to this
Agreement;

(iv)    There is no right of rescission,  valid offset,  defense, claim or counterclaim of any
obligor  under  any  Loan  Agreement  or  Mortgage   except  as  may  be  provided  under  the
Servicemembers Civil Relief Act, as amended;

(v)     There is no delinquent tax or assessment lien against any related Mortgaged Property;

(vi)    There is no proceeding pending or threatened for the total or partial  condemnation of the related Mortgaged Property;

(vii)   There are no  mechanics'  or similar  liens or claims  which have been filed for work, labor or material  affecting the related  Mortgaged  Property which are, or may be liens prior or equal to, or  subordinate  with, the lien of the related  Mortgage,  except liens which are fully insured against by the title insurance policy referred to in clause (c)(xi);

(viii)  As of the Cut-off Date, no Group II Loan was 30 days or more  Delinquent in payment of principal and interest;

(ix)    For each Group II Loan, the related  Custodial File contains each of the documents and instruments  required to be included  therein under Section 2.1(c) and the Master Servicer (or an  Affiliate  of the  Master  Servicer)  has  possession  of  the  documents  required  to be delivered to such party under Section 2.1(c);

(x)     The related Loan  Agreement and the related  Mortgage at the time it was made complied in all material respects with applicable  local,  state and federal laws,  including,  but not limited to, all applicable  anti-predatory  lending laws and the  Constitution of the State of
Texas;

(xi)    A policy of title  insurance in the form and amount  required by the Program Guide was effective  as of the  closing of each Group II Loan and each such  policy is valid and remains in full force and effect,  unless the  Mortgaged  Property is located in the State of Iowa and an  attorney's  certificate  has been provided in accordance  with the Program  Guide,  except that  with  respect  to each  Group II Loan  with a Cut-off  Date  Loan  Balance  of less than
$100,000  as to which no title  insurance  policy  or  binder or  attorney's  certificate  was issued there are no intervening liens affecting the Mortgaged Property;

(xii)    None of the  Mortgaged  Properties  is a mobile home or a  manufactured  housing unit that is not permanently attached to its foundation;

(xiii)  No more  than  35.5%  and  10.1% of the  Group  II  Loans  are  secured  by  Mortgaged
Properties located in California and Florida, respectively;

(xiv)   As of the Cut-off  Date the  Combined  Loan-to-Value  Ratio for each Group II Loan was not in excess of 100%;

(xv)    Immediately  prior to the  assignment of the Group II Loans to the Indenture  Trustee, the Seller  had good  title to,  and was the sole owner of,  each Group II Loan free and clear of any  pledge,  lien,  encumbrance  or  security  interest  (other  than a first lien on such
Mortgaged  Property and the rights to servicing and related  compensation) and such assignment validly  transfers  ownership of the Group II Loans to the Indenture Trustee free and clear of any  pledge,  lien,  encumbrance  or  security  interest  (other  than a  first  lien  on such
Mortgaged Property and the rights to servicing and related compensation);

(xvi)   The Seller has not  transferred the Group II Loans to the Purchaser with any intent to hinder, delay or defraud any of its creditors;

(xvii)  The minimum  monthly  payment  with  respect to any Group II Loan is not less than the interest  accrued at the  applicable  Loan Rate on the average  daily Loan Balance  during the interest period relating to the date on which such minimum monthly payment is due;

(xviii) The Seller will submit for filing or cause to be submitted for filing UCC-1  financing statements in accordance with the terms of this Agreement;

(xix)   Each  Loan  Agreement  and each  Mortgage  constitutes  a  legal,  valid  and  binding obligation of the  Mortgagor  enforceable  in  accordance  with its terms except as limited by
bankruptcy,   insolvency  or  other  similar  laws  affecting  generally  the  enforcement  of creditors' rights;

(xx)    To the best of Seller's  knowledge,  the physical property subject to each Mortgage is free of material damage and is in good repair;

(xxi)   The Seller has not  received a notice of default of any senior  mortgage  loan related to a  Mortgaged  Property  which  has  not  been  cured  by a party  other  than  the  related
Subservicer;

(xxii)  Each of the Mortgage  Notes has a  substantially  similar  definition  of Prime as the
Index applicable to the Loan Rate;

(xxiii) None of the Group II Loans are reverse mortgage loans;

(xxiv)  (A) No Group II Loan has an original  term to  maturity  in excess of 360  months.  On each date that the Loan Rates have been  adjusted  prior to the  Cut-off  Date  interest  rate adjustments  on the Group II Loans  were made in  compliance  with the  related  Mortgage  and
Mortgage Note and  applicable  law. Over the term of any Group II Loan,  the Loan Rate may not exceed the  related  maximum  Loan Rate,  if any.  (B) The Group II Loans  have  maximum  Loan
Rates which range  between  10.00% and 25.00%.  The Gross Margins for the Group II Loans range between less than 0.000% and 8.500%,  and the weighted  average  Gross Margin for the Group II
Loans is  approximately  2.67% as of the Cut-off Date. As of the Cut-off Date,  the Loan Rates
on the Group II Loans range between  3.000% and 18.000% and the weighted  average Loan Rate is approximately  8.5913%.  The weighted  average  remaining term to stated maturity of the Group
II Loans on a contractual basis as of the Cut-off Date is approximately 276 months;

(xxv)   (A) Each  Mortgaged  Property with respect to the Group II Loans  consists of a single parcel of real property with a single family residence erected thereon,  a two-to-four  family residence  erected  thereon,  or improved by an  individual  condominium  unit,  planned  unit development,  townhouse  or  manufactured  home.  (B) With  respect  to the Group II Loans (i)
approximately  24.12%  of the  Group  II  Loans  are  secured  by real  property  improved  by
individual   condominium   units,   planned  unit   developments   (attached  and   detached),
townhouses/rowhouses,  condotels  or  manufactured  homes,  (ii)  approximately  68.93% of the
Group II Loans are secured by real  property with a single family  residence  erected  thereon and (iii)  approximately  6.93% of the  Group II Loans are  secured  by real  property  with a two-to-four family residence;

(xxvi)  As of the  Cut-off  Date,  the  Credit  Limits  on the  Group II Loans  range  between approximately  $10,000 and $900,000  with an average of $62,267.  As of the Cut-off  Date,  no
Group II Loan had a principal  balance in excess of $880,000 and the weighted  average  Credit
Limit  Utilization  Rate,  based  on the  Credit  Limits  of the  Group  II  Loans is equal to approximately 86.0%;

(xxvii) Approximately  99.26%  of the  Group II Loans  are  secured  by  second  liens and the remainder are secured by first liens;

(xxviii)       Each  Subservicer  meets  all  applicable   requirements  under  the  Servicing
Agreement,  is properly  qualified  to service the Group II Loans and has been  servicing  the
Group II Loans  prior to the  Cut-off  Date in  accordance  with the  terms of the  respective
Subservicing Agreement;

(xxix)  For each Group II Loan,  hazard  insurance and flood insurance has been obtained which meets all  applicable  requirements  of Section 3.04 of the Servicing  Agreement or the Master
Servicer will obtain  blanket  coverage in respect  thereof as  contemplated  in the Servicing
Agreement;

(xxx)   Other than with respect to a payment default,  there is no material  default,  breach, violation or event of  acceleration  existing under the terms of any Mortgage Note or Mortgage and no event which,  with notice and expiration of any grace or cure period,  would constitute a  material  default,  breach,  violation  or event of  acceleration  under  the  terms of any
Mortgage  Note or  Mortgage,  and no such  material  default,  breach,  violation  or event of acceleration  has been waived by the Seller or by any other entity  involved in originating or servicing a Group II Loan;

(xxxi)  No instrument  of release or waiver has been executed in connection  with the Group II
Loans,  and no  Mortgagor  has been  released,  in whole or in part  from its  obligations  in connection with a Group II Loan;

(xxxii) With  respect to each Group II Loan that is a second  lien,  either (i) no consent for the Group II Loan was  required by the holder of the related  prior lien or (ii) such  consent has been obtained and is contained in the Custodial File;

(xxxiii)       The  Mortgage  contains  a  customary  provision  for the  acceleration  of the payment  of the  unpaid  principal  balance  of the  Group II Loan in the  event  the  related
Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

(xxxiv)  Five of the Loan  Agreements  of the Group II Loans are  missing  from the  Custodial
File;

(xxxv)  With respect to each Group II Loan, the ratio,  expressed as a percentage,  of (A) the sum of (i) the Cut-off Date Principal  Balance of such Group II Loan and (ii) any  outstanding principal  balance,  as of the Cut-off Date, of all other mortgage loans,  if any,  secured by senior or subordinate  liens on the related  Mortgaged  Property,  to (B) the Appraised Value, or,  to the  extent  permitted  by the  Program  Guide,  the  Stated  Value of such  Mortgaged
Property, was not in excess of 100% (except due to rounding);

(xxxvi) Approximately 26.2% of the Group II Loans are balloon loans;

(xxxvii)       None of the  proceeds of the Group II Loans were used to finance  the  purchase of  single  premium  credit  insurance  policies  and  none  of the  Group  II  Loans  contain prepayment penalties that extend beyond five years after the date of origination;

(xxxviii)      None of the Group II Loans are secured by a leasehold interest;

(xxxix) None of the Group II Loans  are loans  that,  under  applicable  state or local law in effect  at the time of  origination  of such  loan,  are  referred  to as (1)  "high  cost" or
"covered" loans or (2) any other similar  designation if the law imposes greater  restrictions or  additional  legal  liability for  residential  mortgage  loans with high  interest  rates, points and/or fees;

(xl)    With  respect to Group II Loans  originated  more than 12 months  prior to the Cut-off
Date  none of the  obligors  under  such  Group II  Loans  were the  subject  of a  bankruptcy proceeding;

(xli)   All of the Group II Loans have been  underwritten  in substantial  compliance with the criteria set forth in the Program Guide;

(xlii)  No Group II Loan is a High Cost Loan or Covered  Loan,  as  applicable  (as such terms are defined in the then current  Standard & Poor's LEVELS(R)Glossary which is now Version 6.0,
Appendix E (attached hereto as Exhibit 3));  provided that no  representation  and warranty is made in this clause  3.1(c)(xlii)  with respect to 0.08% of the Group II Loans (by outstanding principal  balance  as of the  Cut-off  Date)  secured  by  property  located  in the State of
Kansas,  and with respect to 0.04% of the Group II Loans (by outstanding  principal balance as of the Cut-off Date) secured by property located in the State of West Virginia;

(xliii) No Group II Loan  originated  on or after  October  1, 2002  through  March 6, 2003 is governed by the Georgia Fair Lending Act;

(xliv)  None of the Group II Loans were subject to the Home  Ownership  and Equity  Protection
Act of 1994; and

(xlv)   No more than 1.5% of the Group II Loans were 30 to 59 days  delinquent  in the payment of principal or interest  during the twelve  months  preceding  the Cut-off Date. No more than
0.1% of the Group II Loans  were 60 to 89 days  delinquent  in the  payment  of  principal  or interest during the twelve months preceding the Cut-off Date.

                    (d)      Upon discovery by Seller or upon notice from the  Purchaser,  the
Credit Enhancer,  the Issuer,  the Owner Trustee,  the Indenture Trustee or the Custodian,  as
applicable,  of a  breach  of any  representation  or  warranty  in  clause  (a)  above  which materially  and  adversely  affects  the  interests  of  the  Securityholders  or  the  Credit
Enhancer,  as  applicable,  in any Home Equity Loan,  the Seller shall,  within 45 days of its discovery  or its  receipt  of  notice of such  breach,  either  (i) cure  such  breach in all material  respects  or (ii) to the extent  that such  breach is with  respect to a Home Equity
Loan or a Related  Document,  either (A)  repurchase  such Home Equity Loan from the Issuer at the Repurchase  Price, or (B) substitute one or more Eligible  Substitute  Loans for such Home
Equity Loan,  in each case in the manner and subject to the  conditions  and  limitations  set forth  below;  provided  that the  Seller  shall  have the option to  substitute  an  Eligible
Substitute  Loan or Loans  for a Group I Loan  only if such  substitution  occurs  within  two years following the Closing Date.

               Upon  discovery  by the Seller or upon  notice from the  Purchaser,  the Credit
Enhancer,  the  Issuer,  the  Owner  Trustee,  the  Indenture  Trustee  or any  Custodian,  as
applicable,  of a breach of any  representation  or  warranty  in clause (b) or (c) above with respect  to any Home  Equity  Loan,  or upon  the  occurrence  of a  Repurchase  Event,  which materially  and  adversely  affects  the  interests  of  any  Securityholders  or  the  Credit
Enhancer,  as applicable,  or of the Purchaser in such Home Equity Loan (notice of which shall be given to the  Purchaser  by the Seller,  if it  discovers  the same),  notwithstanding  the
Seller's  lack  of  knowledge  with  respect  to the  substance  of  such  representation  and warranty,  the Seller shall,  within 90 days of its discovery or its receipt of notice of such breach,  or,  if  such  breach  would  cause a Group  I Loan  to be  other  than a  "qualified mortgage" as defined in Section  860G(a)(3)  of the Code,  within 90 days after the breach was discovered,  either (i) cure such breach in all  material  respects or (ii) to the extent that such  breach  is  with  respect  to a Home  Equity  Loan or a  Related  Document,  either  (A)
repurchase  such Home Equity Loan from the Issuer at the Repurchase  Price,  or (B) substitute one or more  Eligible  Substitute  Loans for such Home Equity Loan, in each case in the manner and subject to the  conditions  and  limitations  set forth  below;  provided  that the Seller shall have the option to  substitute an Eligible  Substitute  Loan or Loans for a Group I Loan
only if such  substitution  occurs within two years  following the Closing Date. If the breach of  representation  and warranty that gave rise to the  obligation to repurchase or substitute a Home  Equity Loan  pursuant to this  Section 3.1 was the  representation  and  warranty  set forth in clauses  (b)(viii) or (c)(x) of this  Section  3.1,  then the Seller shall pay to the
Trust,  concurrently with and in addition to the remedies provided in the preceding  sentence, an amount equal to any liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust,  and that  directly  resulted  from such breach,  or if incurred and paid by the Trust thereafter,  concurrently  with such payment.  The Repurchase Price plus any amount  described in the preceding  sentence for any such Home Equity Loan  repurchased by the  Seller  shall be  deposited  or caused to be  deposited  by the  Master  Servicer  in the
Custodial Account maintained by it pursuant to Section 3.02 of the Servicing Agreement.

               In the event that the Seller elects to substitute an Eligible  Substitute  Loan or Loans for a Deleted Loan pursuant to this Section  3.1(d),  the Seller shall deliver to the
Custodian on behalf of the Issuer,  with respect to such  Eligible  Substitute  Loan or Loans, the  original  Mortgage  Note (or, in the case of a Home Equity Loan as to which the  original
Mortgage Note has been  permanently  lost or destroyed and has not been replaced,  a Lost Note
Affidavit,  together with a copy of such Note) and all other  documents and  agreements as are required by Section  2.1(c),  with the Mortgage Note  endorsed as required by Section  2.1(c).
No  substitution  will be made in any  calendar  month after the  Determination  Date for such month.  Monthly  payments  due with  respect  to  Eligible  Substitute  Loans in the  month of substitution  shall  not be part of the  Trust  Estate  and  will be  retained  by the  Master
Servicer  and  remitted by the Master  Servicer to the Seller on the next  succeeding  Payment
Date,  provided that a payment at least equal to the applicable  Minimum  Monthly  Payment for such month in respect of the Deleted  Loan has been  received  by the Trust.  For the month of substitution,  distributions to the Payment Account  pursuant to the Servicing  Agreement will include the monthly  payment due on a Deleted  Loan for such month and  thereafter  the Seller shall be  entitled  to retain  all  amounts  received  in respect of such  Deleted  Loan.  The
Master  Servicer  shall  amend or cause to be amended  the Group I Loan  Schedule  or Group II
Loan  Schedule,  as the case may be, to  reflect  the  removal  of such  Deleted  Loan and the substitution  of the Eligible  Substitute  Loan or Loans and the Master Servicer shall deliver the  amended  Group I Loan  Schedule  or Group II Loan  Schedule,  as the case may be,  to the
Owner  Trustee.  Upon  such  substitution,  the  Eligible  Substitute  Loan or Loans  shall be subject to the terms of this  Agreement  and the  Servicing  Agreement  in all  respects,  the
Seller shall be deemed to have made the  representations  and  warranties  with respect to the
Eligible  Substitute  Loan  contained  herein set forth in Section  3.1(b) (other than clauses
(xiv),  (xvi),  (xvii),  (xxvi),  (xxvii),  (xxviii),  (xxx)(B) and (xxxi)  thereof),  if such
Deleted  Loan is a Group I Loan,  or Section  3.1(c)  (other than clauses  (xiii),  (xxiv)(B),
(xxv)(B),  (xxvi),  (xxvii),  (xxxiv) and (xxxvi) thereof), if such Deleted Loan is a Group II
Loan,  as of the date of  substitution,  and the Seller shall be obligated  to  repurchase  or substitute  for any Eligible  Substitute  Loan as to which a Repurchase  Event has occurred as provided  herein.  In connection  with the  substitution  of one or more  Eligible  Substitute
Loans for one or more Deleted  Loans,  the Master  Servicer  will  determine  the amount (such amount,  a  "Substitution  Adjustment  Amount"),  if any,  by which  the  aggregate  principal balance of all such  Eligible  Substitute  Loans as of the date of  substitution  is less than the  aggregate  principal  balance  of  all  such  Deleted  Loans  (after  application  of the principal  portion of the monthly  payments  due in the month of  substitution  that are to be distributed  to the Payment  Account in the month of  substitution).  The Seller shall deposit the amount of such shortfall into the Custodial  Account on the day of  substitution,  without any reimbursement  therefor.  The Seller shall give notice in writing to the Indenture Trustee and the Credit  Enhancer of such event,  which  notice  shall be  accompanied  by an Officers'
Certificate  as to the  calculation  of such  shortfall  and by an  Opinion  of Counsel to the effect  that such  substitution  will not  cause  (a) any  federal  tax to be  imposed  on the
Issuer,  including  without  limitation in the case of a Group I Loan, any federal tax imposed on "prohibited  transactions" under Section 860F(a)(1) of the Code or on "contributions  after the  startup  date"  under  Section  860G(d)(1)  of the Code or (b) any  portion of REMIC I or
REMIC II to fail to qualify as a REMIC at any time that any Term Note is outstanding.

               Upon  receipt  by the  Indenture  Trustee  on  behalf  of the  Issuer  and  the
Custodian  of written  notification,  signed by a  Servicing  Officer,  of the deposit of such
Repurchase  Price or of such  substitution  of an Eligible  Substitute Loan (together with the related  Custodial  File) and  deposit of any  applicable  Substitution  Adjustment  Amount as provided  above,  the  Custodian,  on behalf  of the  Indenture  Trustee,  shall  release  the contents  of any  related  Custodial  File for the  Home  Equity  Loan  being  repurchased  or substituted  for and the  Indenture  Trustee on behalf of the Issuer shall execute and deliver such  instruments  of transfer or  assignment  prepared by the Master  Servicer,  in each case without  recourse,  representation  or warranty as shall be necessary to vest in the Seller or its designee such Home Equity Loan released  pursuant  hereto and thereafter  such Home Equity
Loan shall not be an asset of the Issuer.

               Except with regard to a breach of the  representations and warranties set forth in Section  3.1(b)(viii) and 3.1(c)(x) as provided in Section 3.1(d) hereof,  it is understood and  agreed  that the  obligation  of the  Seller  to cure any  breach,  or to  repurchase  or substitute  for,  any  Home  Equity  Loan  as to  which  such a  breach  has  occurred  and is continuing,  shall  constitute  the  sole  remedy  respecting  such  breach  available  to the
Purchaser,  the  Issuer,  the  Certificateholders  (or the  Owner  Trustee  on  behalf  of the
Certificateholders)   and  the  Noteholders  (or  the  Indenture  Trustee  on  behalf  of  the
Noteholders) against the Seller.

        In the event that the first,  second or third Minimum  Monthly Payment due on any Home
Equity Loan  after the  Cut-off  Date has not been  received  by the  Master  Servicer  or the related  Subservicer  within 30 days of the related Due Date for such Minimum  Monthly Payment on such Home  Equity Loan,  the Seller shall  repurchase  such Home Equity Loan at the related
Repurchase  Price in the manner set forth in Section 2.03 of the Servicing  Agreement,  in any case within 60 days of written  notice from RFC Asset  Holdings II,  Inc.,  which notice shall
be  simultaneously   delivered  to  the  Credit  Enhancer,   or  from  the  Credit  Enhancer.
Notwithstanding  the foregoing,  the Seller shall not have the obligation to repurchase a Home
Equity  Loan in  accordance  with this  paragraph  of this  Section  3.1 unless the Seller has
received   written  notice  from  RFC  Asset   Holdings  II,  Inc.,   which  notice  shall  be
simultaneously  delivered to the Credit Enhancer,  or from the Credit Enhancer, of such breach
of such  covenant  for such  Home  Equity  Loan  within  150 days of the  Closing  Date.   For
purposes of this paragraph of this Section 3.1, any Minimum  Monthly  Payment on a Home Equity
Loan  received  by a prior  servicer  before the  servicing  of such Home Equity Loan has been transferred to the Master  Servicer or the related  Subservicer or any Minimum Monthly Payment that was received but misapplied by the Master  Servicer or the related  Subservicer  shall be deemed to be received by the Master  Servicer  or the  related  Subservicer  as of the date of receipt by such prior servicer, the Master Servicer or the Subservicer, as applicable.

               It is understood and agreed that the  representations  and warranties set forth in this Section 3.1 shall survive  delivery of the respective  Custodial  Files to the Issuer, or the Custodian.

ARTICLE IV

                                      SELLER'S COVENANTS

Section 4.1    Covenants  of the Seller.  The Seller  hereby  covenants  that,  except for the transfer  hereunder,  the  Seller  will not  sell,  pledge,  assign or  transfer  to any other
Person,  or grant,  create,  incur or assume any Lien on any Home Equity Loan, or any interest therein,  except with respect to any Excluded  Amount;  the Seller will notify the Issuer,  as assignee of the  Purchaser,  of the  existence  of any Lien (other than as provided  above) on any Home  Equity  Loan  immediately  upon  discovery  thereof;  and the Seller will defend the right,  title and interest of the Issuer,  as assignee of the Purchaser,  in, to and under the
Home Equity Loans  against all claims of third parties  claiming  through or under the Seller;
provided,  however,  that  nothing in this  Section  4.1 shall be deemed to apply to any Liens for  municipal  or  other  local  taxes  and  other  governmental  charges  if such  taxes  or governmental  charges  shall  not at the  time  be due  and  payable  or if the  Seller  shall currently be contesting the validity thereof in good faith by appropriate Proceedings.

ARTICLE V

                                          SERVICING

Section 5.1    Servicing.  The Seller  will  service  the Home  Equity  Loans  pursuant to the terms and  conditions  of the  Servicing  Agreement  and will  service the Home  Equity  Loans directly or through one or more sub-servicers in accordance therewith.

ARTICLE VI

             INDEMNIFICATION BY THE SELLER WITH RESPECT TO THE HOME EQUITY LOANS

Section 6.1    Limitation  on  Liability  of the  Seller.  None  of the  directors,  officers, employees or agents of the Seller  shall be under any  liability  to the  Purchaser,  it being expressly  understood that all such liability is expressly  waived and released as a condition of, and as  consideration  for, the execution of this  Agreement.  Except as and to the extent expressly  provided in the  Servicing  Agreement,  the Seller shall not be under any liability to the Trust,  the Owner Trustee,  the Indenture  Trustee or the  Securityholders.  The Seller
and any  director,  officer,  employee  or agent of the  Seller  may rely in good faith on any document of any kind prima facie  properly  executed and  submitted  by any Person  respecting any matters arising hereunder.

ARTICLE VII

                                         TERMINATION

Section 7.1    Termination.  The respective  obligations  and  responsibilities  of the Seller and the Purchaser  created hereby shall  terminate upon the  termination of the Trust pursuant to the terms of the Trust Agreement.

ARTICLE VIII

                                   MISCELLANEOUS PROVISIONS

Section 8.1    Amendment.  This  Agreement  may be amended from time to time by the Seller and the Purchaser by written  agreement  signed by the Seller and the Purchaser,  with the consent of the Credit Enhancer (which consent shall not be unreasonably withheld).

Section 8.2    GOVERNING LAW. THIS AGREEMENT  SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK ,  WITHOUT  REGARD TO THE  CONFLICT  OF LAW  PRINCIPLES
THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL  OBLIGATIONS  LAW), AND
THE  OBLIGATIONS,  RIGHTS  AND  REMEDIES  OF THE  PARTIES  HEREUNDER  SHALL BE  DETERMINED  IN
ACCORDANCE WITH SUCH LAWS.

Section 8.3    Notices.  All  demands,  notices  and  communications  hereunder  shall  be  in writing and shall be deemed to have been duly given if  personally  delivered  at or mailed by registered mail, postage prepaid, addressed as follows:

               (i)    if to the Seller:

                             Residential Funding Company, LLC
                             8400 Normandale Lake Boulevard
                             Suite 250
                             Minneapolis, Minnesota  55437
                             Attention:     Home Equity Loan Trust 2007-HSA3

or, such other  address as may  hereafter  be  furnished  to the  Purchaser  in writing by the
Seller.

               (ii)   if to the Purchaser:

                             Residential Funding Mortgage Securities II, Inc.
                             8400 Normandale Lake Boulevard
                             Suite 250
                             Minneapolis, Minnesota 55437
                             Attention:     Home Equity Loan Trust 2007-HSA3

or such  other  address  as may  hereafter  be  furnished  to the  Seller  in  writing  by the
Purchaser.

Section 8.4    Severability  of Provisions.  If any one or more of the covenants,  agreements, provisions of terms of this Agreement  shall be held invalid for any reason  whatsoever,  then such covenants,  agreements,  provisions or terms shall be deemed severable from the remaining covenants,  agreements,  provisions or terms of this  Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

Section 8.5    Relationship  of  Parties.   Nothing  herein   contained  shall  be  deemed  or
construed  to create a  partnership  or joint  venture  between  the parties  hereto,  and the services of the Seller  shall be rendered as an  independent  contractor  and not as agent for the Purchaser.

Section 8.6    Counterparts.  This Agreement may be executed in one or more  counterparts  and by the different  parties hereto on separate  counterparts,  each of which,  when so executed, shall be deemed to be an original and such  counterparts,  together,  shall constitute one and the same agreement.

Section 8.7    Further  Agreements.  The  Purchaser  and the Seller  each agree to execute and deliver  to  the  other  such  additional  documents,  instruments  or  agreements  as  may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 8.8    Intention  of  the  Parties.  It is  the  intention  of the  parties  that  the
Purchaser  is  purchasing,  and the Seller is selling,  the Home Equity  Loans,  rather than a loan by the  Purchaser  to the  Seller  secured by the Home  Equity  Loans.  Accordingly,  the parties  hereto each intend to treat the  transaction  for  Federal  income tax  purposes as a sale by the Seller,  and a purchase by the Purchaser,  of the Home Equity Loans. The Purchaser
will have the right to review the Home Equity  Loans and the Related  Documents  to  determine the  characteristics  of the Home  Equity  Loans  which  will  affect the  Federal  income tax consequences  of  owning  the  Home  Equity  Loans  and the  Seller  will  cooperate  with all reasonable requests made by the Purchaser in the course of such review.

Section 8.9    Successors and Assigns;  Assignment of This  Agreement.  This  Agreement  shall bind and  inure to the  benefit  of and be  enforceable  by the  Seller,  Purchaser  and their respective  successors  and  assigns.  The  obligations  of the Seller  under  this  Agreement cannot be assigned or  delegated to a third party  without the consent of the Credit  Enhancer and the Purchaser,  which consent shall be at the Credit  Enhancer's and the Purchaser's  sole discretion,  except that the Purchaser and the Credit Enhancer  acknowledge and agree that the
Seller may assign its  obligations  hereunder to any  Affiliate  of the Seller,  to any Person succeeding  to the  business of the Seller,  to any Person into which the Seller is merged and to any Person  resulting from any merger,  conversion or  consolidation to which the Seller is a party.  The parties  hereto  acknowledge  that the  Purchaser is  acquiring  the Home Equity
Loans  for the  purpose  of  contributing  them to the  Issuer.  Pursuant  to the terms of the
Trust  Agreement,  the Issuer will issue and transfer to or at the direction of the Purchaser, the  Certificates  and  pursuant  to the terms of the  Indenture,  the  Issuer  will issue and transfer  to or at the  direction  of the  Purchaser,  the Notes  secured  by the Home  Equity
Loans.  As an  inducement  to the  Purchaser  to purchase  the Home Equity  Loans,  the Seller acknowledges  and consents to (i) the  assignment by the Purchaser to the Issuer of all of the
Purchaser's  rights  against  the Seller  pursuant  to this  Agreement  insofar as such rights relate to Home Equity Loans  transferred  to the Issuer,  (ii) the  enforcement or exercise of any right or remedy  against  the Seller  pursuant  to this  Agreement  by or on behalf of the
Issuer and (iii) the  Issuer's  pledge of its  interest  in this  Agreement  to the  Indenture
Trustee and the  enforcement by the Indenture  Trustee of any such right or remedy against the
Seller.  Such  enforcement  of a right or remedy by the Issuer or the  Indenture  Trustee,  as applicable,  shall have the same force and effect as if the right or remedy had been  enforced or exercised by the Purchaser directly.

Section 8.10   Survival.  The  representations  and  warranties  made herein by the Seller and the  provisions  of Article VI hereof  shall  survive the  purchase  of the Home Equity  Loans hereunder.

Section 8.11   Credit Enhancer as Third-Party Beneficiary.

        The Credit Enhancer is an express third-party beneficiary  under this Agreement.

               IN WITNESS WHEREOF,  the Seller and the Purchaser have caused their names to be signed to this Home Equity Loan  Purchase  Agreement by their  respective  officers  thereunto duly authorized as of the day and year first above written.

                                            RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.,
                                               as Purchaser

                                            By:    /s/ Jeffrey Blaschko
                                               Name:  Jeffrey Blaschko
Title:    Vice President

                                            RESIDENTIAL FUNDING COMPANY, LLC,
                                                   as Seller

                                            By:    /s/ Tim Jacobson
                                               Name:   Tim Jacobson
Title:     Associate

                                          EXHIBIT 1

                                    GROUP I LOAN SCHEDULE

                                 TO BE PROVIDED UPON REQUEST

                                          EXHIBIT 2

                                    GROUP II LOAN SCHEDULE

                                 TO BE PROVIDED UPON REQUEST

                                          EXHIBIT 3
                       APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                             FILE FORMAT FOR LEVELS(R)VERSION 6.0

APPENDIX  E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

Standard & Poor's  has  categorized  loans  governed  by  anti-predatory  lending  laws in the
Jurisdictions  listed below into three  categories  based upon a  combination  of factors that include (a) the risk  exposure  associated  with the assignee  liability and (b) the tests and thresholds  set forth in those  laws.  Note that  certain  loans  classified  by the  relevant statute as Covered are  included in Standard & Poor's  High Cost Loan  Category  because  they included  thresholds and tests that are typical of what is generally  considered  High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

--------------------------------------------------------------------------------------------------------------------------------
                                      ------------------------------------------------------ -----------------------------------
         State/Jurisdiction             Name of Anti-Predatory Lending Law/Effective Date        Category under Applicable
                                                                                                 Anti-Predatory Lending Law
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

Arkansas                              Arkansas Home Loan Protection Act, Ark. Code Ann.ss.ss. High Cost Home Loan
                                      23-53-101 et seq.

                                      Effective July 16, 2003
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

Cleveland Heights, OH                 Ordinance No. 72-2003 (PSH), Mun. Codess.ss.757.01 et    Covered Loan
                                      seq.

                                      Effective June 2, 2003
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

Colorado                              Consumer Equity Protection, Colo. Stat. Ann.ss.ss.      Covered Loan
                                      5-3.5-101 et seq.

                                      Effective for covered loans offered or entered into
                                      on or after January 1, 2003. Other provisions of the
                                      Act took effect on June 7, 2002
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

Connecticut                           Connecticut Abusive Home Loan Lending Practices Act,   High Cost Home Loan
                                      Conn. Gen. Stat.ss.ss.36a-746 et seq.

                                      Effective October 1, 2001
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

District of Columbia                  Home Loan Protection Act, D.C. Codess.ss.26-1151.01 et   Covered Loan
                                      seq.

                                      Effective for loans closed on or after January 28,
                                      2003
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

Florida                               Fair Lending Act, Fla. Stat. Ann.ss.ss.494.0078 et seq.  High Cost Home Loan

                                      Effective October 2, 2002
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

Georgia (Oct. 1, 2002 - Mar. 6,       Georgia Fair Lending Act, Ga. Code Ann.ss.ss.7-6A-1 et   High Cost Home Loan
2003)                                 seq.

                                      Effective October 1, 2002 - March 6, 2003
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

Georgia as amended (Mar. 7, 2003 -    Georgia Fair Lending Act, Ga. Code Ann.ss.ss.7-6A-1 et   High Cost Home Loan
current)                              seq.

                                      Effective for loans closed on or after March 7, 2003
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

HOEPA Section 32                      Home Ownership and Equity Protection Act of 1994, 15   High Cost Loan
                                      U.S.C.ss.1639, 12 C.F.R.ss.ss.226.32 and 226.34

                                      Effective October 1, 1995, amendments October 1, 2002
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

Illinois                              High Risk Home Loan Act, Ill. Comp. Stat. tit. 815,    High Risk Home Loan
                                    ss.ss.137/5 et seq.

                                      Effective January 1, 2004 (prior to this date,
                                      regulations under Residential Mortgage License Act
                                      effective from May 14, 2001)
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------
                                      Indiana Home Loan Practices Act, Ind. Code Ann.ss.ss.
Indiana                               24-9-1-1 et seq.                                       High Cost Home Loans

                                      Effective January 1, 2005; amended by 2005 HB 1179,
                                      effective July 1, 2005
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

Kansas                                Consumer Credit Code, Kan. Stat. Ann.ss.ss.16a-1-101     High Loan to Value Consumer Loan
                                      et seq.                                                (id.ss.16a-3-207) and;

                                      Sections 16a-1-301 and 16a-3-207 became effective
                                      April 14, 1999; Section 16a-3-308a became effective
                                      July 1, 1999
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

                                                                                             High APR Consumer Loan (id.ss.
                                                                                             16a-3-308a)
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

Kentucky                              2003 KY H.B. 287 - High Cost Home Loan Act, Ky. Rev.   High Cost Home Loan
                                      Stat.ss.ss.360.100 et seq.

                                      Effective June 24, 2003
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

Maine                                 Truth in Lending, Me. Rev. Stat. tit. 9-A,ss.ss.8-101    High Rate High Fee Mortgage
                                      et seq.

                                      Effective September 29, 1995 and as amended from
                                      time to time
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

Massachusetts                         Part 40 and Part 32, 209 C.M.R.ss.ss.32.00 et seq. and   High Cost Home Loan
                                      209 C.M.R.ss.ss.40.01 et seq.

                                      Effective March 22, 2001 and amended from time to
                                      time
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

Nevada                                Assembly Bill No. 284, Nev. Rev. Stat.ss.ss.598D.010     Home Loan
                                      et seq.

                                      Effective October 1, 2003
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

New Jersey                            New Jersey Home Ownership Security Act of 2002, N.J.   High Cost Home Loan
                                      Rev. Stat.ss.ss.46:10B-22 et seq.

                                      Effective for loans closed on or after November 27,
                                      2003
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

New Mexico                            Home Loan Protection Act, N.M. Rev. Stat.ss.ss.         High Cost Home Loan
                                      58-21A-1 et seq.

                                      Effective as of January 1, 2004; Revised as of
                                      February 26, 2004
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

New York                              N.Y. Banking Law Article 6-l                           High Cost Home Loan

                                      Effective for applications made on or after April 1,
                                      2003
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

North Carolina                        Restrictions and Limitations on High Cost Home         High Cost Home Loan
                                      Loans, N.C. Gen. Stat.ss.ss.24-1.1E et seq.

                                      Effective July 1, 2000; amended October 1, 2003
                                      (adding open-end lines of credit)
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

Ohio                                  H.B. 386 (codified in various sections of the Ohio     Covered Loan
                                      Code), Ohio Rev. Code Ann.ss.ss.1349.25 et seq.

                                      Effective May 24, 2002
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

Rhode Island                          Rhode Island Home Loan Protection Act, R.I. Gen.       High Cost Home Loan
                                      Lawsss.ss.34-25.2-1 et seq.  Effective December 31,
                                      2006
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

Oklahoma                              Consumer Credit Code (codified in various sections     Subsection 10 Mortgage
                                      of Title 14A)

                                      Effective July 1, 2000; amended effective January 1,
                                      2004
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

South Carolina                        South Carolina High Cost and Consumer Home Loans       High Cost Home Loan
                                      Act, S.C. Code Ann.ss.ss.37-23-10 et seq.

                                      Effective for loans taken on or after January 1, 2004
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

Tennessee                             Tennessee Home Loan Protection Act, Tenn. Code Ann.    High Cost Home Loan
                                    ss.ss.45-20-101 et seq.  Effective January 1, 2007
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

West Virginia                         West Virginia Residential Mortgage Lender, Broker      West Virginia Mortgage Loan Act
                                      and Servicer Act, W. Va. Code Ann.ss.ss.31-17-1 et seq.  Loan

                                      Effective June 5, 2002
------------------------------------- ------------------------------------------------------ -----------------------------------

STANDARD & POOR'S COVERED LOAN CATEGORIZATION

------------------------------------- ------------------------------------------------------ -----------------------------------
         State/Jurisdiction             Name of Anti-Predatory Lending Law/Effective Date        Category under Applicable
                                                                                                 Anti-Predatory Lending Law
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

Georgia (Oct. 1, 2002 - Mar. 6,       Georgia Fair Lending Act, Ga. Code Ann.ss.ss.7-6A-1 et   Covered Loan
2003)                                 seq.

                                      Effective October 1, 2002 - March 6, 2003
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

New Jersey                            New Jersey Home Ownership Security Act of 2002, N.J.   Covered Home Loan
                                      Rev. Stat.ss.ss.46:10B-22 et seq.

                                      Effective November 27, 2003 - July 5, 2004
------------------------------------- ------------------------------------------------------ -----------------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

--------------------------------------------------------------------------------------------------------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------
         State/Jurisdiction             Name of Anti-Predatory Lending Law/Effective Date        Category under Applicable
                                                                                                 Anti-Predatory Lending Law
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

Georgia (Oct. 1, 2002 - Mar. 6,       Georgia Fair Lending Act, Ga. Code Ann.ss.ss.7-6A-1 et   Home Loan
2003)                                 seq.

                                      Effective October 1, 2002 - March 6, 2003
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

New Jersey                            New Jersey Home Ownership Security Act of 2002, N.J.   Home Loan
                                      Rev. Stat.ss.ss.46:10B-22 et seq.

                                      Effective for loans closed on or after November 27,
                                      2003
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

New Mexico                            Home Loan Protection Act, N.M. Rev. Stat.ss.ss.         Home Loan
                                      58-21A-1 et seq.

                                      Effective as of January 1, 2004; Revised as of
                                      February 26, 2004
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

North Carolina                        Restrictions and Limitations on High Cost Home         Consumer Home Loan
                                      Loans, N.C. Gen. Stat.ss.ss.24-1.1E et seq.

                                      Effective July 1, 2000; amended October 1, 2003
                                      (adding open-end lines of credit)
------------------------------------- ------------------------------------------------------ -----------------------------------
------------------------------------- ------------------------------------------------------ -----------------------------------

South Carolina                        South Carolina High Cost and Consumer Home Loans       Consumer Home Loan
                                      Act, S.C. Code Ann.ss.ss.37-23-10 et seq.

                                      Effective for loans taken on or after January 1, 2004
------------------------------------- ------------------------------------------------------ -----------------------------------